UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2011

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Johnson Outdoors Inc. (the "Company") was held on March 2, 2011.  The matters voted on at the Annual Meeting were as follows:

1.   Election of Directors:

The following individuals were elected to the Board of Directors for terms that expire at the next annual meeting of shareholders.

Name	Votes For	Votes Withheld	Broker Non-Votes	Total Votes Cast
Class A Directors:
Terry E. London	7,690,774	98,047	355,116	8,143,937
John M. Fahey, Jr.	7,691,485	97,336	355,116	8,143,937
Class B Directors:
Helen P. Johnson-Leipold	1,210,156	0	0	1,210,156
Thomas F. Pyle, Jr.	1,210,156	0	0	1,210,156
W. Lee McCollum	1,210,156	0	0	1,210,156
Edward F. Lang	1,210,156	0	0	1,210,156

Nominations were made by the Board of Directors and no other nominations were made by any shareholder. All of the nominees had currently been members of the Board of Directors at the date of the Annual Meeting.

2.   Selection of Auditors:

The shareholders voted to ratify the appointment by the Company's Audit Committee of McGladrey & Pullen LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2011.

Votes For (1)	Votes Against (1)	Abstentions (1)	Broker Non-Votes (1)	Total Votes Cast
20,239,338	5,300	859	0	20,245,497
________________________

(1) Votes cast for or against and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of  Class A shares.

3.   Advisory (non-binding) vote on the executive compensation of the Company's named executive officers:

The shareholders voted in favor of the compensation of the Company's named executive officers as disclosed in the proxy statement for the Annual Meeting of Shareholders.

Votes For (1)	Votes Against (1)	Abstentions (1)	Broker Non-Votes (1)	Total Votes Cast
18,795,609	1,088,456	6,316	355,116	20,245,497
________________________

(1) Votes cast for or against and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of Class A shares.

4.   Advisory (non-binding) vote on the frequency of the advisory vote on the executive compensation of the Company's named executive officers:

The shareholders voted to recommend that the Company include an advisory vote on the compensation of the Company's named executive officers pursuant to the rules of the Securities and Exchange Commission every one year.

One Year (1)	Two Years (1)	Three Years (1)	Abstentions (1)	Broker Non-Votes (1)	Total Votes Cast
19,607,942	45,474	222,168	14,797	0	19,890,381
________________________

(1) Votes cast for and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of Class A shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.
Date:  March 8, 2011
BY   /s/ David W. Johnson
     David W. Johnson, Vice President
     and Chief Financial Officer